UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

METAVANTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-33747	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address of principal executive offices, including Zip Code)

(414) 357-2290

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 1, 2009, Metavante Technologies, Inc., a Wisconsin corporation (“Metavante”), and Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), issued a joint press release announcing the execution of an Agreement and Plan of Merger by and among FIS, Cars Holdings, LLC, a direct, wholly owned subsidiary of FIS, and Metavante. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, Metavante and FIS provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transactions, FIS and Metavante will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a joint proxy statement of FIS and Metavante that also constitutes a prospectus of FIS. FIS and Metavante will mail the final joint proxy statement/prospectus to their respective shareholders. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about FIS, Metavante and the proposed transactions.

Investors and security holders may obtain these documents (and any other documents filed by FIS or Metavante with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by FIS may be obtained free of charge by directing such request to: Investor Relations, 601 Riverside Drive, Jacksonville, FL 32204, or from FIS’ Investor Relations page on its corporate website at www.fidelityinfoservices.com. The documents filed with the SEC by Metavante may be obtained free of charge by directing such request to: Investor Relations, 4900 West Brown Deer Road, Milwaukee, WI 53223 or from Metavante’s Investor Relations page on its corporate website at www.Metavante.com.

Participants in the Solicitation

FIS, Metavante and their respective executive officers, directors and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Metavante and FIS in favor of the proposed transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with the proposed transactions will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the executive officers and directors of FIS and their ownership of FIS common stock is set forth in the proxy statement for FIS’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2008. Information about the executive officers and directors of Metavante and their ownership of Metavante common stock is set forth in the proxy statement for Metavante’s 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2008.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 1, 2009

99.2	Investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAVANTE TECHNOLOGIES, INC.

Date: April 1, 2009	/s/ Timothy C. Oliver
	Name:	Timothy C. Oliver
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 1, 2009

99.2	Investor presentation

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